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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                   FORM 8-K/A


                                 CURRENT REPORT


                                SEPTEMBER 6, 2001

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Commission File Number: 0-4829-03


                             Nabi Biopharmaceuticals

             (Exact name of registrant as specified in its charter)


           Delaware                                     59-1212264
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


            5800 Park of Commerce Boulvard N.W., Boca Raton, FL 33487 (Address of principal executive offices, including zip code)


                                 (561) 989-5800
              (Registrants's telephone number, including area code)

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Note: This Form 8-K/A is being filed for the purpose of including previously redacted text from Exhibit 2.1, Agreement for Purchase and Sale of Assets by and between Nabi and CSL Limited.

ITEM 7. Financial Statements and Exhibits

(c)     Exhibits

        Exhibit No.       Description

        2.1 Agreement for Purchase and Sale of Assets by and between Nabi and CSL Limited.
                          We have requested confidential treatment of the redacted portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, and have separately filed a complete copy of this exhibit with the Securities and Exchange Commission.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Nabi Biopharmaceuticals (Registrant)

Date: April 4, 2002                         By: /s/ Mark L. Smith
                                                --------------------------------
                                                Name:  Mark L. Smith
                                                Title: Senior Vice President,
                                                       Finance, Chief Financial
                                                       Officer, Chief Accounting
                                                       Officer and Treasurer